UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

Net Element International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	98-0668024
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1450 South Miami Ave Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 993-9650

Cazador Acquisition Corporation Ltd.

BBVA Building, P1

254 Muñoz Rivera Avenue

San Juan, Puerto Rico, 00918

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 2, 2012, Cazador Acquisition Corporation Ltd., a Cayman Islands exempted company (“Cazador”), completed its merger (the “Merger”) with Net Element, Inc. (“Net Element”), and the various transactions contemplated by the Agreement and Plan of Merger, dated as of June 12, 2012 (the “Merger Agreement”), between Cazador and Net Element were consummated. Immediately prior to the effectiveness of the Merger, Cazador changed its jurisdiction of incorporation by discontinuing as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware. Effective upon consummation of the Merger (the “Closing”), (i) Net Element was merged with and into Cazador, resulting in Net Element’s ceasing to exist and Cazador’s continuing as the surviving company, and (ii) Cazador changed its name to “Net Element International, Inc.” (the “Company”). The Merger, the Merger Agreement and the transactions effected in connection therewith are more fully disclosed under the headings “Summary – The Proposed Business Combination,” “The Business Combination” and “The Merger Agreement” in the Definitive Joint Proxy Statement and Prospectus, dated September 4, 2012 (the “Final Prospectus”), filed by the Company with the Securities and Exchange Commission (“SEC”), which disclosures are incorporated herein by reference. Capitalized terms used herein but not defined have the meanings ascribed to them in the Final Prospectus.

Upon consummation of the Merger, the common stock, par value $0.0001 per share, of the Company (the “Company’s Common Stock”) was listed on The NASDAQ Capital Market under the symbol “NETE.” Additionally, upon consummation of the Merger, the warrants of Cazador are now quoted on the OTCBB under the symbol “NETEW.” Further, in connection with Cazador’s changing its jurisdiction of incorporation from the Cayman Islands to Delaware, the outstanding units of Cazador automatically separated into the underlying ordinary shares and warrants of Cazador. As a result, the Cazador units are no longer listed on The NASDAQ Capital Market.

The description of the terms of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K which is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, each share of then-issued and outstanding common stock of Net Element were automatically cancelled and converted into the right to receive one-fortieth (1/40) of a share of the Company’s Common Stock.

On October 2, 2012, the Company issued a press release announcing that it had completed the Merger and that the Company’s Common Stock began trading under new ticker symbol “NETE.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Prior to the Merger, the Company was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information, which is required by Item 2.01(f) of Form 8-K, reflects the post-merger Company on a consolidated basis.

Business

The business of the Company is described in the Final Prospectus in the sections entitled “Information About Net Element – Business Description,” “Information About Net Element – Development of Business,“ “Information About Net Element – Proprietary Technologies,“ “Information About Net Element – Other Technology Advancement,“ “Information About Net Element – Development Team,” “Information About Net Element – Product Development,“ “Information About Net Element – Regulation,“ “Information About Net Element – Competition,“ “Information About Net Element – Employees,“ “The Business Combination,” and “Where you Can Find More Information,” each of which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Final Prospectus in the sections entitled “Risk Factor – Risk Factors Relating to Net Element” and “Risk Factors – Risk Factors Relating to the Business Combination,” each of which is incorporated herein by reference.

Management Discussion and Analysis of Financial Condition and Results of Operations

 The section in the Final Prospectus entitled “Information About Net Element – Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

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Properties

 The sections of the Final Prospectus entitled “Information about Net Element- Properties” and “Information about Cazador - Property, Plant and Equipment” are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

 The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Closing by (i) each director and each executive officer of the Company; (ii) all directors and executive officers of the Company as a group; and (iii) each person (including any “group” as that term is used in Section l3(d)(3) of the Exchange Act) who is known by the Company to beneficially own more than five percent of the Company’s Common Stock. Shares of the Company’s Common Stock subject to options or warrants exercisable within 60 days from October 2, 2012 are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of the holder of such options or warrants but are not treated as outstanding for purposes of computing the percentage ownership of other persons. The following table does not reflect record or beneficial ownership of the Company’s warrants or underlying shares of the Company’s Common Stock, as these warrants are not exercisable within 60 days of the Closing.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 under the Exchange Act).

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	Amount	Approximate
	of beneficial	percentage of
	ownership of	outstanding
	Common Stock	Common Stock
Name and address of beneficial owners
Mike Zoi (1) C/O Net Element International, Inc. 1450 South Miami Ave Miami FL 33130	16,400,433	58.2%
Mark Global Corporation (2) C/O Trident Trust Co. (BVI) Ltd. Trident Chambers PO Box 146 Road Town Tortola, British Virgin Islands	7,320,751	26.0%
Kenges Rakishev(1)(2) 11 Ondasynov Street Almaty Kazakhstan 050051	7,654,085	27.1%
Cazador Sub Holdings, Ltd.(1)(3)(4) BBVA Building, P1 254 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	1,150,000	4.1%
Francesco Piovanetti(1)(4) BBVA Building, P1 254 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	1,150,000	4.1%
Dmitry Kozko(1) C/O Net Element International, Inc. 1450 South Miami Ave Miami, FL 33130	627,450	2.2%
Ivan Onuchin(1) C/O Net Element International, Inc. 1450 South Miami Ave Miami, FL 33130	9,852	*%
James Caan(1) 2791 Hutton Drive Beverly Hills, CA 90210	139,211	0.5%
Jonathan New(1) C/O Net Element International, Inc. 1450 South Miami Ave Miami, FL 33130	26,550	0.1%
Curtis Wolfe(1) C/O Net Element International, Inc. 1450 South Miami Ave Miami, FL 33130	104,495	0.4%
Felix Vulis(1) 147 Lake Merced Hill So. San Francisco, CA 94132	36,667	0.1%
Richard Lappenbusch(1) C/O Net Element International, Inc. 1450 South Miami Ave Miami, FL 33130	84,113	0.3%
David P. Kelley II(1) BBVA Building, P1 254 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	–	–
Alberto Hernandez(1) BBVA Building, P1 254 Muñoz Rivera Avenue San Juan, Puerto Rico 00918	–	–
All directors and executive officers as a group	26,232,854	93.0%

* Represents less than 0.1%

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(1) Directors and executive officers.

(2) Each of Kenges Rakishev and Mark Global Corporation may be deemed to share the power to vote or direct the vote, and to dispose or direct the disposition of, the 7,320,751 shares of the Company’s Common Stock held by Mark Global Corporation.

(3) Cazador Sub Holdings, Ltd. is wholly owned by Arco Group LLC. The voting and dispositive power of Arco Group LLC is shared by Francesco Piovanetti (majority, controlling interest) and Juan Carlos Bou (minority, non-controlling interest).

(4) Each of Francesco Piovanetti and Cazador Sub Holdings, Ltd. may be deemed to share the power to vote or direct the vote, and to dispose or direct the disposition of, the 1,150,000 shares of the Company’s Common Stock held by Cazador Sub Holdings, Ltd.

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Directors and Executive Officers

The board of directors of the Company consists of seven members, each of whom will hold office until the next annual meeting or until his successor is duly elected and qualified. Mike Zoi’s niece is married to Dmitry Kozko. Except for the relationship between Messrs. Zoi and Kozko, there are no family relationships among any of the directors or executive officers.

The executive officers and directors of the Company immediately after the consummation of the Merger are as follows:

Name	Age	Position
Kenges Rakishev	33	Non-Executive Chairman
Francesco Piovanetti	37	Chief Executive Officer & Director
Dmitry Kozko	29	President & Director
Mike Zoi	46	Director
David P. Kelley II	54	Independent Director
James Caan	72	Independent Director
Felix Vulis	56	Independent Director
Alberto Hernandez	37	Chief Operating Officer
Jonathan New	52	Chief Financial Officer
Curtis Wolfe	48	Secretary
Richard Lappenbusch	44	Executive Vice President & Chief Strategy Officer
Ivan Onuchin	36	Chief Technology Officer

The biographical information of each of the directors and executive officers is as set forth in the section of the Final Prospectus entitled “Post-Merger NEI Executive Officers and Directors” and is incorporated herein by reference.

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 Executive Compensation

The information in the sections of the Final Prospectus entitled “Post-Merger NEI Executive Officers and Directors —Compensation of the NEI Board and Executive Officers,” “Information about Cazador – Executive Compensation,” “Information about Net Element – Executive Compensation,” “Information about Net Element – Director Compensation” and “Post-Merger NEI Executive Officers and Directors – Committees of NEI Board – Compensation Committee Interlocks and Insider Participation,” are incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The information in the section of the Final Prospectus entitled “Post-Merger NEI Executive Officers and Directors - Director Independence” is incorporated herein by reference.

Certain of Net Element’s and Cazador’s executive officers and directors had financial interests in the Merger that are different from, or in addition to, the interests of Cazador’s shareholders and Net Element’s shareholders, other than the insider shareholders. In the case of Net Element, immediately prior to the effectiveness of the Merger, the principal amounts of all outstanding convertible debt of Net Element owned by Enerfund, LLC, a Florida limited liability company (“Enerfund, LLC”) (which is owned and controlled by Mike Zoi and totals $3.6 million) was converted into 32,727,274 shares of Net Element common stock, and subsequently converted into 818,182 shares of the Company’s Common Stock in the Merger and, immediately following the Closing, the Company paid to Enerfund an amount, in cash, representing payment in full of all non-convertible notes and payables of Net Element owed to Mike Zoi or any of his affiliates which were then outstanding (which totaled approximately $7.9 million). In the case of Cazador, Mike Zoi, through Enerfund, previously paid, on behalf of Cazador, $150,000 of Cazador's legal fees in connection with the Merger Agreement.

Following consummation of the Merger, Francesco Piovanetti and David P. Kelley II own 3,609,631 and 14,000 warrants, respectively, to purchase an aggregate of 3,623,631 shares of the Company’s Common Stock (the “Director’s Warrants”). The Director’s Warrants are identical to the other outstanding warrants to purchase the Company’s Common Stock, except that the Director’s Warrants (i) are non-redeemable, so long as they are held by either Messrs. Piovanetti or Kelley or their permitted transferees; (ii) are exercisable on a cashless basis at the election of the holder, so long as they are held by either Messrs. Piovanetti or Kelley, or their permitted transferees, rather than at the Company’s sole discretion; and (iii) are not transferable or saleable by the either Messrs. Piovanetti or Kelley (except to permitted transferees) until six months after the Closing. The Director’s Warrants are not exercisable and are held in an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent, while they are subject to the foregoing transfer restrictions.

The information in the sections of the Final Prospectus entitled “The Business Combination — Interests of Officers and Directors in the Business Combination,” “Information About Net Element – Certain Relationships, Related Transactions and Director Independence,” and “Information About Cazador - Certain Relationships, Related Transactions and Director Independence” is incorporated herein by reference.

Legal Proceedings

The information in the sections of the Final Prospectus entitled “Information About Cazador—Legal Proceedings” and “Information About Net Element—Legal Proceedings” is incorporated herein by reference.

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Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

 The information in the section of the Final Prospectus entitled “Market Price and Dividend Information” is incorporated herein by reference. On October 3, 2012, the Company’s Common Stock began trading on The NASDAQ Capital Market under the symbol “NETE.”

As of the Closing, there were approximately 284 holders of record of the Company’s Common Stock.

Recent Sales of Unregistered Securities

None.

Description of Registrant’s Securities to be Registered

The information in the sections of the Final Prospectus entitled “Description of NEI Securities” and “Securities Act Restrictions on Resale of NEI Common Stock” is incorporated herein by reference.

Indemnification of Directors and Officers

The Net Element International, Inc. Amended and Rested Certificate of Incorporation (the “Company Charter”) provides that each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Company to the fullest extent permitted by the Delaware General Corporation (the “DGCL”). The right to indemnification conferred shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL.

Section 145 of the DGCL concerning indemnification of officers, directors, employees and agents is set forth below.

Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

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(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer of the corporation at the time of such determination:

(1) By a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

(2) By a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

(3) If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

(4) By the stockholders.

(e) Expenses (including attorneys' fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or the bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

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(h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Company’s securities, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Paragraph I of Article VIII of the Company Charter provides:

A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 hereof is incorporated herein by reference.

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Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Financial Statements and Exhibits

The following financial statements are incorporated herein by reference to such statements contained in the Final Prospectus:

NET ELEMENT

Report of Independent Registered Public Accounting Firm dated March 30, 2012

Financial Statements

Condensed Consolidated Balance Sheets at June 30, 2012 (unaudited) and December 31, 2011

Unaudited Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2012 and June 30, 2011

Unaudited Condensed Consolidated Statements of Cash Flows for the three and six months ended June 30, 2012 and 2011

Notes to Unaudited Condensed Consolidated Financial Statements

Consolidated Balance Sheets at December 31, 2011 and 2010

Consolidated Statements of Operations for the twelve and nine months ended December 31, 2011 and December 31, 2010, respectively

Consolidated Statement of Changes in Stockholders’ Deficiency in Assets for the year ended December 31, 2011 and the nine months ended December 31, 2010

Consolidated Statements of Cash Flows for the year ended December 31, 2011 and the nine months ended December 31, 2010

Notes to Consolidated Financial Statements

The following pro forma consolidated financial statements are incorporated herein by reference to such statements contained in the Final Prospectus in the section entitled “Unaudited Pro Forma Consolidated Combined Financial Information”:

Unaudited Pro Forma Consolidated Combined Balance Sheets as of June 30, 2012

Unaudited Pro Forma Consolidated Combined Statements of Operations for the Six Months Ended June 30, 2012

Unaudited Pro Forma Consolidated Combined Statements of Operations for the Year Ended December 31, 2011

Notes to Unaudited Pro Forma Consolidated Combined Financial Statements

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 2, 2012, in connection with the consummation of the Merger, the Company notified the NASDAQ Stock Market LLC that the Merger had become effective and requested that the NASDAQ Stock Market LLC file a Notification of Removal From Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to notify the Securities and Exchange Commission (the “SEC”) that the Cazador units and warrants were to be delisted and deregistered under Section 12(b) of the Exchange Act. As a result of the Merger having become effective, the NASDAQ Stock Market LLC determined to permanently suspend trading of the Cazador units and warrants prior to the open of trading on October 3, 2012. The deregistration will become effective 10 days from the filing of the Form 25.

In accordance with Rule 12g-3(a) under the Exchange Act, the shares of the Company’s Common Stock, as the successor to Cazador, are deemed to be registered under Section 12(b) of the Exchange Act. The Company’s Common Stock is currently listed for trading on The NASDAQ Capital Market under the symbol “NETE.” The warrants to purchase shares of Common Stock of the Company are quoted on the OTCBB under the symbol “NETEW” and deemed to be registered under Section 12(g) of the Exchange Act. Following the Closing, the CUSIP numbers relating to the Company’s Common Stock and warrants changed to 64111R 102 and 64111R 110, respectively.

On the effective date of the Domestication, the outstanding units of Cazador automatically separated into the underlying Cazador Ordinary Shares and Cazador warrants. As a result, the Cazador units are no longer listed on The NASDAQ Capital Market.

Item 3.03. Material Modification to Rights of Security Holders.

Effective October 2, 2012, the Company changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “Domestication”). The Company discontinued its existence as a Cayman Island exempted company as provided under Article 206 of the Companies Law (2011 Revision) of the Cayman Islands and, pursuant to Section 388 of the DGCL, continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

In connection with the Domestication, each currently issued and outstanding ordinary share of Cazador (“Cazador Ordinary Shares”) automatically converted by operation of law, on a one-for-one basis, into shares of the Company’s Common Stock. Consequently, each holder of an outstanding Cazador Ordinary Shares immediately prior to the Domestication now holds a share of the Company’s Common Stock.

Similarly, upon effectiveness of the Domestication, outstanding options, warrants and other rights to acquire Cazador Ordinary Shares automatically converted to become options, warrants or rights to acquire the corresponding shares of the Company’s Common Stock. No other changes were made to the terms of any outstanding options, warrants and other rights to acquire Cazador Ordinary Shares as a result of the domestication.

It is not necessary for stockholders to exchange their existing Cazador Ordinary Share certificates for new stock certificates of the Company’s Common Stock. Until surrendered and exchanged, each certificate evidencing Cazador Ordinary Shares will be deemed for all purposes of the Company to evidence the identical number of shares of the Company’s Common Stock. Holders of uncertificated Cazador Ordinary Shares immediately prior to the Domestication continued as holders of uncertificated shares of the Company’s Common Stock upon effectiveness of the Domestication.

The rights of holders of the Company’s Common Stock are now governed by the Company Charter, its Amended and Restated Bylaws (the “Company Bylaws”) and the DGCL. If you are a U.S. holder of the Company’s Common Stock or warrants, you may be subject to U.S. federal income tax as a result of the Domestication unless you make a timely election on your filing with the Internal Revenue Service. In addition, if you are a non-U.S. holder of the Company’s Common Stock or warrants, you may become subject to withholding tax on any dividends paid on such Common Stock subsequent to the effectiveness of the Domestication.

The sections of the Final Prospectus entitled “Description of NEI Securities,” “The Business Combination - The Cazador Domestication,” “Comparison of Shareholder Rights,” and “Material U.S. Federal Income Tax Consequences – Material U.S. Federal Income Tax Consequences of the Cazador Domestication” are incorporated herein by reference. The Company Charter and the Company Bylaws are filed as Exhibits 3.2 and 3.3 to this Current Report on 8-K, respectively, and are hereby incorporated by reference into this Item 3.03. The description of the Company Charter and the Company Bylaws referenced above is a summary and does not purport to be a complete description of those documents and is qualified in its entirety by reference to the copies of those documents filed as exhibits hereto.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Merger, the former shareholders of Net Element own approximately 94.8% of the outstanding Company’s Common Stock (or approximately 75.8% of the outstanding Company’s Common Stock (calculated on a fully diluted basis)) and the former holders of Cazador Ordinary Shares own approximately 5.2% of the outstanding Company’s Common Stock (or approximately 24.2% of the outstanding Company’s Common Stock (calculated on a fully diluted basis)).

The information set forth in 2.01 above is incorporated herein by reference.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, each of Carlos Valle, Shai Novik and Facundo Bacardí resigned as directors of Cazador. The Company made a payment of $100,000 to Mr. Novik in connection with his resignation.

The information set forth in Item 2.01 above and the section of the Final Prospectus entitled “Post-Merger NEI Executive Officers and Directors” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2012, the Company filed with the Delaware Secretary of State a Certificate of Domestication and the Company Charter, copies of which are filed hereto as Exhibits 3.1 and 3.2 respectively and incorporated herein by reference. Additionally, upon the Closing of the Merger, the Company adopted the Company Bylaws, a copy of which is filed hereto as Exhibit 3.3 and incorporated herein by reference.

The information included in Item 3.03 above and the section of the Final Prospectus entitled “Comparison of Shareholder Rights” are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

The information set forth in Item 2.01 above is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 2, 2012, Cazador held a special meeting of its stockholders at which Cazador’s shareholders voted on (i) the approval and adoption of the Merger Agreement, (ii) the approval of the Domestication, and (iii) if either the Merger Agreement or the Domestication were not approved, then the adjournment of the special meeting. The final voting results were as follows:

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Approval of Merger Agreement

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	5,047,291	386,127	500	0
Percentage of shares outstanding and entitled to vote	87.8%	6.7%	*

____________________

* Less than 1%.

Shares Electing to Exercise Redemption Rights – 2,060,895 (or 44.8% of the public ordinary shares of Cazador Acquisition Corporation Ltd.)

Approval of the Domestication

	For	Against	Abstain/Withhold	Broker Non-Votes
Number of votes	4,944,291	377,127	112,500	0
Percentage of shares outstanding and entitled to vote	86.0%	6.6%	2.0%

____________________

* Less than 1%.

13

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

NET ELEMENT

Report of Independent Registered Public Accounting Firm dated March 30, 2012

Financial Statements

Condensed Consolidated Balance Sheets at June 30, 2012 (unaudited) and December 31, 2011

Unaudited Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2012 and June 30, 2011

Unaudited Condensed Consolidated Statements of Cash Flows for the three and six months ended June 30, 2012 and 2011

Notes to Unaudited Condensed Consolidated Financial Statements

Consolidated Balance Sheets at December 31, 2011 and 2010

Consolidated Statements of Operations for the twelve and nine months ended December 31, 2011 and December 31, 2010, respectively

Consolidated Statement of Changes in Stockholders’ Deficiency in Assets for the year ended December 31, 2011 and the nine months ended December 31, 2010

Consolidated Statements of Cash Flows for the year ended December 31, 2011 and the nine months ended December 31, 2010

Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following pro forma consolidated financial statements are incorporated herein by reference to such statements contained in the Final Prospectus in the section entitled “Unaudited Pro Forma Consolidated Combined Financial Information”:

Unaudited Pro Forma Consolidated Combined Balance Sheets as of June 30, 2012

Unaudited Pro Forma Consolidated Combined Statements of Operations for the Six Months Ended June 30, 2012

Unaudited Pro Forma Consolidated Combined Statements of Operations for the Year Ended December 31, 2011

Notes to Unaudited Pro Forma Consolidated Combined Financial Statements

14

     (d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 12, 2012, by and between Cazador Acquisition Corporation Ltd. and Net Element, Inc. (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Company on June 12, 2012)

3.1	Certificate of Corporate Domestication of Cazador, filed with the Secretary of State of the State of Delaware on October 2, 2012

3.2	Amended and Restated Certificate of Incorporation of Net Element International, Inc., a Delaware corporation, filed with the Secretary of State of the State of Delaware on October 2, 2012

3.3	Amended and Restated Bylaws of Net Element International, Inc., a Delaware corporation

3.4	Certificate of Merger, filed with the Secretary of State of the State of Delaware on October 2, 2012

4.1	Specimen Common Stock Certificate of Net Element International, Inc. (incorporated by reference from Exhibit 4.2 to the Form S-4 filed by the Company on August 31, 2012)

4.2	Warrant Certificate of Cazador Acquisition Corporation Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1 (SEC File No. 333-169231) filed with the SEC on September 3, 2010)

4.3	Registration Rights Agreement by and between Cazador Acquisition Corporation Ltd., Cazador Sub Holdings Ltd. and Others (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

4.4	Warrant Agreement by and between Cazador Acquisition Corporation Ltd. and Continental Stock Transfer & Trust Company (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.1	Letter Agreement among Cazador Acquisition Corporation Ltd., Arco Capital Management LLC, and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.2	Letter Agreement among Cazador Acquisition Corporation Ltd. and Each of the Directors and Executive Officers of Cazador Acquisition Corporation Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.3	Form of Subscription Agreement between Cazador Acquisition Corporation Ltd. and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1 (SEC File No. 333-169231) filed with the SEC on September 3, 2010)

10.4	Warrant Subscription Agreement between Cazador Acquisition Corporation Ltd. and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.5	Investment Management Trust Agreement between Cazador Acquisition Corporation Ltd. and Continental Stock Transfer & Trust Company (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.6	Indemnification Agreement for Cazador Acquisition Corporation Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1 (SEC File No. 333-169231) filed with the SEC on September 3, 2010)

15

10.7	Form of Security Escrow Agreement by and among Cazador Acquisition Corporation Ltd., Cazador Sub Holdings Ltd., and Continental Stock Transfer & Trust Company (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.8	Repurchase Agreement between Cazador Acquisition Corporation Ltd. and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.9	Memorandum of Understanding by and between Cazador Acquisition Corporation Ltd. and Cazador Sub-Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 29, 2012)

10.10	Lease Agreement, dated October 8, 2010, between Net Element, Inc. and 1450 South Miami, LLC (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on March 1, 2012)

10.11	Amendment, dated November 16, 2011, between Net Element, Inc. and 1450 South Miami, LLC (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on March 1, 2012)

10.12	Technology Transfer and License Agreement dated December 14, 2010 between Netlab Systems, LLC and Openfilm, LLC (incorporated by reference to Exhibit 10.28 to Net Element’s Current Report on Form 8-K filed with the SEC on December 15, 2010)

10.13	Consulting Agreement dated October 12, 2009 between Openfilm, LLC and James Caan, as amended by the letter agreement dated October 12, 2009 signed by Mike Zoi and the letter agreement dated September 28, 2010 among Enerfund, LLC, Dmitry Kozko, James Caan and Mike Zoi (incorporated by reference to Exhibit 4.2 to Net Element’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 30, 2012)

10.14	Employment Agreement effective as of November 1, 2010 between Music1, LLC and Stephen Strother (incorporated by reference to Exhibit 10.31 to Net Element’s amended Transition Report on Form 10-KT/A filed with the SEC on February 3, 2011)

10.15	Membership Interest Purchase Agreement (Motorsport) dated as of February 1, 2011 between Enerfund, LLC and the Company (incorporated by reference to Exhibit 10.29 to the Company’s Transition Report on Form 10-KT/A filed with the Commission on February 3, 2011)

10.16	Amendment dated as of January 10, 2012 among Motorsport, LLC, Tom Haapanen, Jack Durbin, Nancy Schilke and Eric Gilbert (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K filed with the Commission on March 30, 2012)

10.17	License Agreement entered into February 1, 2011 between Music1, LLC and Stephen Strother (incorporated by reference to Exhibit 10.32 to Net Element’s amended Transition Report on Form 10-KT/A for the period from April 1, 2010 to December 31, 2010, filed with the SEC on February 3, 2011)

10.18	Loan Agreement dated as of December 10, 2010 between Enerfund, LLC and Openfilm, LLC (incorporated by reference to Exhibit 10.33 to Net Element’s amended Transition Report on Form 10-KT/A for the period from April 1, 2010 to December 31, 2010, filed with the SEC on February 3, 2011)

10.19	Offer Letter dated February 13, 2011 between Net Element, Inc. and Richard Lappenbusch (incorporated by reference to Exhibit 10.37 to Net Element’s Current Report on Form 8-K filed with the SEC on February 22, 2011)

16

10.20	Letter Agreement dated June 6, 2012 between Net Element, Inc. and Richard Lappenbusch, amending and restating the Offer Letter dated February 13, 2011 between Net Element, Inc. and Richard Lappenbusch (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on June 11, 2012)

10.21	Convertible Promissory Note and Loan Agreement dated May 16, 2011 between Enerfund, LLC and Net Element, Inc. (incorporated by reference to Exhibit 10.37 to Net Element’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, filed with the SEC on May 16, 2011)

10.22	Convertible Promissory Note and Loan Agreement dated October 24, 2011 between Enerfund, LLC and Net Element, Inc. (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on October 27, 2011)

10.23	Amended and Restated Guru Joint Venture Agreement dated as of December 31, 2011 between Net Element, Inc. and Curtis Wolfe (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on April 30, 2012)

10.24	Limited Liability Company Operating Agreement of LegalGuru LLC dated effective as of March 31, 2011 among LegalGuru LLC, Net Element, Inc. and Lobos Advisors, LLC (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on April 30, 2012)

10.25	Advisor Agreement, effective as of July 19, 2011, between Motorsport.com, Inc. and Emerson Fittipaldi (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on July 25, 2011)

10.26	Joint Venture Agreement, dated April 6, 2012, between Net Element, Inc. and Igor Yakovlevich Krutoy (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on April 12, 2012)

10.27	Promissory Note and Loan Agreement dated May 14, 2012 between Enerfund, LLC and Net Element, Inc. (incorporated by reference to Exhibit 10.10 to Net Element’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, filed with the SEC on May 15, 2012)

10.28	Loan Agreement dated June 26, 2012 between Green Venture Group, LLC and OOO Net Element Russia (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on July 2, 2012)

10.29	Loan Agreement dated July 4, 2012 between OOO Sat-Moscow and OOO Net Element Russia (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on July 10, 2012)

10.30	Credit Agreement dated August 17, 2012 between Alpha-Bank and OOO TOT Money (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on August 23, 2012)

10.31	Agreement of Property Rights Pledge dated August 17, 2012 between Alpha-Bank and OOO TOT Money (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on August 23, 2012)

23.1	Consent of Daszkal Bolton LLP, independent accountants for Net Element, Inc. dated October 4, 2012

99.1	Press Release dated October 2, 2012

101.INS*	XBRL Instance Document of Cazador (incorporated by reference from Exhibit 101.INS to the Form S-4 filed by the Company on August 31, 2012)

17

101.SCH*	XBRL Taxonomy Extension Schema Document of Cazador (incorporated by reference from Exhibit 101.SCH to the Form S-4 filed by the Company on August 31, 2012)

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document of Cazador (incorporated by reference from Exhibit 101.CAL to the Form S-4 filed by the Company on August 31, 2012)

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document of Cazador (incorporated by reference from Exhibit 101.DEF to the Form S-4 filed by the Company on August 31, 2012)

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document of Cazador (incorporated by reference from Exhibit 101.LAB to the Form S-4 filed by the Company on August 31, 2012)

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document of Cazador (incorporated by reference from Exhibit 101.PRS to the Form S-4 filed by the Company on August 31, 2012)

* Furnished herein.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2012	NET ELEMENT INTERNATIONAL INC.

	By:	/s/ Francesco Piovanetti
		Name:	Francesco Piovanetti
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 12, 2012, by and between Cazador Acquisition Corporation Ltd. and Net Element, Inc. (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Company on June 12, 2012)

3.1	Certificate of Corporate Domestication of Cazador, filed with the Secretary of State of the State of Delaware on October 2, 2012

3.2	Amended and Restated Certificate of Incorporation of Net Element International, Inc., a Delaware corporation, filed with the Secretary of State of the State of Delaware on October 2, 2012

3.3	Amended and Restated Bylaws of Net Element International, Inc., a Delaware corporation

3.4	Certificate of Merger, filed with the Secretary of State of the State of Delaware on October 2, 2012

4.1	Specimen Common Stock Certificate of Net Element International, Inc. (incorporated by reference from Exhibit 4.2 to the Form S-4 filed by the Company on August 31, 2012)

4.2	Warrant Certificate of Cazador Acquisition Corporation Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1 (SEC File No. 333-169231) filed with the SEC on September 3, 2010)

4.3	Registration Rights Agreement by and between Cazador Acquisition Corporation Ltd., Cazador Sub Holdings Ltd. and Others (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

4.4	Warrant Agreement by and between Cazador Acquisition Corporation Ltd. and Continental Stock Transfer & Trust Company (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.1	Letter Agreement among Cazador Acquisition Corporation Ltd., Arco Capital Management LLC, and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.2	Letter Agreement among Cazador Acquisition Corporation Ltd. and Each of the Directors and Executive Officers of Cazador Acquisition Corporation Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.3	Form of Subscription Agreement between Cazador Acquisition Corporation Ltd. and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1 (SEC File No. 333-169231) filed with the SEC on September 3, 2010)

20

10.4	Warrant Subscription Agreement between Cazador Acquisition Corporation Ltd. and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.5	Investment Management Trust Agreement between Cazador Acquisition Corporation Ltd. and Continental Stock Transfer & Trust Company (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.6	Indemnification Agreement for Cazador Acquisition Corporation Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1 (SEC File No. 333-169231) filed with the SEC on September 3, 2010)

10.7	Form of Security Escrow Agreement by and among Cazador Acquisition Corporation Ltd., Cazador Sub Holdings Ltd., and Continental Stock Transfer & Trust Company (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.8	Repurchase Agreement between Cazador Acquisition Corporation Ltd. and Cazador Sub Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Form F-1/A (SEC File No. 333-169231) filed with the SEC on October 6, 2010)

10.9	Memorandum of Understanding by and between Cazador Acquisition Corporation Ltd. and Cazador Sub-Holdings Ltd. (incorporated by reference to Cazador Acquisition Corporation Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 29, 2012)

10.10	Lease Agreement, dated October 8, 2010, between Net Element, Inc. and 1450 South Miami, LLC (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on March 1, 2012)

10.11	Amendment, dated November 16, 2011, between Net Element, Inc. and 1450 South Miami, LLC (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on March 1, 2012)

10.12	Technology Transfer and License Agreement dated December 14, 2010 between Netlab Systems, LLC and Openfilm, LLC (incorporated by reference to Exhibit 10.28 to Net Element’s Current Report on Form 8-K filed with the SEC on December 15, 2010)

10.13	Consulting Agreement dated October 12, 2009 between Openfilm, LLC and James Caan, as amended by the letter agreement dated October 12, 2009 signed by Mike Zoi and the letter agreement dated September 28, 2010 among Enerfund, LLC, Dmitry Kozko, James Caan and Mike Zoi (incorporated by reference to Exhibit 4.2 to Net Element’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 30, 2012)

10.14	Employment Agreement effective as of November 1, 2010 between Music1, LLC and Stephen Strother (incorporated by reference to Exhibit 10.31 to Net Element’s amended Transition Report on Form 10-KT/A filed with the SEC on February 3, 2011)

10.15	Membership Interest Purchase Agreement (Motorsport) dated as of February 1, 2011 between Enerfund, LLC and the Company (incorporated by reference to Exhibit 10.29 to the Company’s Transition Report on Form 10-KT/A filed with the Commission on February 3, 2011)

10.16	Amendment dated as of January 10, 2012 among Motorsport, LLC, Tom Haapanen, Jack Durbin, Nancy Schilke and Eric Gilbert (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K filed with the Commission on March 30, 2012)

21

10.17	License Agreement entered into February 1, 2011 between Music1, LLC and Stephen Strother (incorporated by reference to Exhibit 10.32 to Net Element’s amended Transition Report on Form 10-KT/A for the period from April 1, 2010 to December 31, 2010, filed with the SEC on February 3, 2011)

10.18	Loan Agreement dated as of December 10, 2010 between Enerfund, LLC and Openfilm, LLC (incorporated by reference to Exhibit 10.33 to Net Element’s amended Transition Report on Form 10-KT/A for the period from April 1, 2010 to December 31, 2010, filed with the SEC on February 3, 2011)

10.19	Offer Letter dated February 13, 2011 between Net Element, Inc. and Richard Lappenbusch (incorporated by reference to Exhibit 10.37 to Net Element’s Current Report on Form 8-K filed with the SEC on February 22, 2011)

10.20	Letter Agreement dated June 6, 2012 between Net Element, Inc. and Richard Lappenbusch, amending and restating the Offer Letter dated February 13, 2011 between Net Element, Inc. and Richard Lappenbusch (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on June 11, 2012)

10.21	Convertible Promissory Note and Loan Agreement dated May 16, 2011 between Enerfund, LLC and Net Element, Inc. (incorporated by reference to Exhibit 10.37 to Net Element’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011, filed with the SEC on May 16, 2011)

10.22	Convertible Promissory Note and Loan Agreement dated October 24, 2011 between Enerfund, LLC and Net Element, Inc. (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on October 27, 2011)

10.23	Amended and Restated Guru Joint Venture Agreement dated as of December 31, 2011 between Net Element, Inc. and Curtis Wolfe (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on April 30, 2012)

10.24	Limited Liability Company Operating Agreement of LegalGuru LLC dated effective as of March 31, 2011 among LegalGuru LLC, Net Element, Inc. and Lobos Advisors, LLC (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on April 30, 2012)

10.25	Advisor Agreement, effective as of July 19, 2011, between Motorsport.com, Inc. and Emerson Fittipaldi (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on July 25, 2011)

10.26	Joint Venture Agreement, dated April 6, 2012, between Net Element, Inc. and Igor Yakovlevich Krutoy (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on April 12, 2012)

10.27	Promissory Note and Loan Agreement dated May 14, 2012 between Enerfund, LLC and Net Element, Inc. (incorporated by reference to Exhibit 10.10 to Net Element’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, filed with the SEC on May 15, 2012)

10.28	Loan Agreement dated June 26, 2012 between Green Venture Group, LLC and OOO Net Element Russia (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on July 2, 2012)

10.29	Loan Agreement dated July 4, 2012 between OOO Sat-Moscow and OOO Net Element Russia (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on July 10, 2012)

22

10.30	Credit Agreement dated August 17, 2012 between Alpha-Bank and OOO TOT Money (incorporated by reference to Exhibit 10.1 to Net Element’s Current Report on Form 8-K filed with the SEC on August 23, 2012)

10.31	Agreement of Property Rights Pledge dated August 17, 2012 between Alpha-Bank and OOO TOT Money (incorporated by reference to Exhibit 10.2 to Net Element’s Current Report on Form 8-K filed with the SEC on August 23, 2012)

23.1	Consent of Daszkal Bolton LLP, independent accountants for Net Element, Inc. dated October 4, 2012

99.1	Press Release dated October 2, 2012

101.INS*	XBRL Instance Document of Cazador (incorporated by reference from Exhibit 101.INS to the Form S-4 filed by the Company on August 31, 2012)

101.SCH*	XBRL Taxonomy Extension Schema Document of Cazador (incorporated by reference from Exhibit 101.SCH to the Form S-4 filed by the Company on August 31, 2012)

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document of Cazador (incorporated by reference from Exhibit 101.CAL to the Form S-4 filed by the Company on August 31, 2012)

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document of Cazador (incorporated by reference from Exhibit 101.DEF to the Form S-4 filed by the Company on August 31, 2012)

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document of Cazador (incorporated by reference from Exhibit 101.LAB to the Form S-4 filed by the Company on August 31, 2012)

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document of Cazador (incorporated by reference from Exhibit 101.PRS to the Form S-4 filed by the Company on August 31, 2012)

* Furnished herein.

23